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                                                                    EXHIBIT 10.1

                            LEASE EXTENSION AGREEMENT
                            -------------------------

         THIS LEASE EXTENSION AGREEMENT is made and entered into this ____ day of __________, 2000, by and between CERES GROUP, INC., a Delaware corporation and successor-in-interest to Central Reserve Life Corporation, hereinafter called "Landlord," and Central Reserve Life Insurance Company, an Ohio corporation, hereinafter called "Tenant."

         WHEREAS, Landlord and Tenant executed a certain Agreement of Lease dated November 1, 1990 (the "Lease"), Memorandum recorded in Volume 91-0668, Page 17, for all of the premises located at 17800 Royalton Road, Strongsville, Ohio 44136 (the "Demised Premises"); and

         WHEREAS, pursuant to the terms of the Lease, the term of the Lease expires at 12:00 midnight on October 31, 2005; and

         WHEREAS, Landlord and Tenant have agreed to extend the term of the Lease upon the terms and conditions set forth herein;

         NOW THEREFORE, Landlord and Tenant agree as follows:

         1. TERM: Landlord and Tenant hereby agree to extend the term of the Lease with respect to the Demised Premises for an additional term of two (2) years commencing on November 1, 2005, and expiring at 12:00 midnight on October 31, 2007.

         2. APPLICATION OF LEASE TERMS. Except as specifically provided herein, the terms and provisions of the Lease shall apply to the Demised Premises and shall remain unmodified and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant hereby execute this Lease Extension Agreement as of the date first above written.

Witnesses as to Landlord:              LANDLORD:

/s/ Denise Blackwell                   CERES GROUP, INC.,
- -------------------------------             a Delaware corporation
/s/ Rhonda Immoos
- -------------------------------        By: /s/ Linda S. Standish
                                          --------------------------------------
                                       Its:    Secretary
                                           -------------------------------------
                                       TENANT:

Witnesses as to Tenant:                CENTRAL RESERVE LIFE INSURANCE
                                       COMPANY, an Ohio corporation
/s/ Denise Blackwell
- -------------------------------        By: /s/ Steven Puck
                                          --------------------------------------
/s/ Rhonda Immoos                      Its:    President
- -------------------------------            -------------------------------------


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STATE OF OHIO           )
                        )  SS:
COUNTY OF CUYAHOGA      )

         BEFORE ME, a Notary Public in and for said County and State, personally appeared CERES GROUP, INC., a Delaware corporation, by LINDA S. STANDISH, its SECRETARY, who acknowledged that he did sign the foregoing instrument for and on behalf of the Corporation, being thereunto duly authorized, and that the same is his free act and deed individually and as such officer and the free act and deed of said Corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Strongsville, Ohio, this 12th day of January, 2001.


                                              /s/  Diane M. Roberts
                                              ----------------------------------
                                                   Notary Public

My Commission Expires September 22, 2003



STATE OF OHIO           )
                        )  SS:
COUNTY OF CUYAHOGA      )

         BEFORE ME, a Notary Public in and for said County and State, personally appeared CENTRAL RESERVE LIFE INSURANCE COMPANY, an Ohio corporation, by Steven Puck, its President, who acknowledged that he did sign the foregoing instrument for and on behalf of said Corporation, being thereunto duly authorized, and that the same is his free act and deed individually and the free act and deed of said Corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Strongsville, Ohio, this 12th day of January, 2001.


                                              /s/ Diane M. Roberts
                                              ----------------------------------
                                              Notary Public

My Commission Expires September 22, 2003






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